SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                    King Power International Group Co., Ltd.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     ___________________________________________________________________________
     (2)  Aggregate number of securities to which transaction  applies:
     ___________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ___________________________________________________________________________
     (4) Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________
     (5) Total fee paid:
     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:________________________________________________
     (2) Form, Schedule or Registration Statement No.:__________________________
     (3) Filing Party:__________________________________________________________
     (4) Date Filed:____________________________________________________________

                    KING POWER INTERNATIONAL GROUP CO., LTD.
                             27th Floor, Siam Tower
                            989 Rama I Road, Patumwan
                             Bangkok 10330 Thailand


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


The Annual Meeting of Stockholders of King Power International Group Co., Ltd. (the "Company") will be held in the conference room on the 27th Floor at the Company's offices in Siam Tower, at 989 Rama I Road, Patumwan, Bangkok, Thailand on Wednesday, July 2, 2003 beginning at 2.00 p.m., local time, for the following purposes:

     1. To elect seven (7) directors to hold office until the next annual election of directors by stockholders or until their respective successors have been duly elected and qualified; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on May 28, 2003 are entitled to notice of and to vote at this Annual Meeting of Stockholders or any adjournment thereof. The stock transfer books of the Company will remain open.

     You are invited to attend the Annual Meeting in person, but in any event you are urged to mark, date, sign and return your proxy in the enclosed self-addressed envelope as soon as possible so that your shares may be voted in accordance with your wishes. Any proxy given by a stockholder may be revoked by that stockholder at any time prior to the voting of the proxy.


                       By Order of the Board of Directors,
                         Viratana Suntaranond, Secretary

Bangkok, Thailand
May 28, 2003


     A RETURN OF A BLANK EXECUTED PROXY WILL BE DEEMED A VOTE IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY.

                    KING POWER INTERNATIONAL GROUP CO., LTD.
                             27th Floor, Siam Tower
                            989 Rama I Road, Patumwan
                             Bangkok 10330 Thailand



                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held July 2, 2003

     This proxy statement and the accompanying form of proxy are being furnished to the stockholders of King Power International Group Co., Ltd. (herein the "Company") on or about May 29, 2003 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday July 2, 2003 beginning at 2:00 p.m., local time, in the conference room on the 27th Floor at the Company's offices in Siam Tower, at 989 Rama I Road, Patumwan, Bangkok, Thailand, and at any adjournment thereof.

     The matters to be considered and acted upon at the Annual Meeting are described in the foregoing notice of the Annual Meeting and in this Proxy Statement. This Proxy Statement and the related form of proxy are being mailed on or about May 29, 2003 to all stockholders of record on May 28, 2003. Shares of the Company's common stock, par value $.001 (the "Common Stock"), represented by proxies will be voted as described in this Proxy Statement or as otherwise specified by a stockholder. As to the election of directors, a stockholder may, by checking the appropriate box on the proxy: (i) vote for all director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees identified by the stockholder in the appropriate area. See "Proposal One:
Election of Directors" below. With respect to other proposals, a stockholder may, by checking the appropriate box on the proxy: (i) vote "FOR" the proposal;
(ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" from voting on the proposal.

THE PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS OF THE COMPANY BENEFICIALLY OWN APPROXIMATELY 62% OF THE ISSUED AND OUTSTANDING COMMON STOCK AND HAVE ADVISED THE COMPANY OF THEIR INTENTION TO VOTE SUCH SHARES IN FAVOR OF PROPOSAL ONE.

     Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company; (ii) executing and delivering a proxy bearing a later date; or
(iii) appearing at the Annual Meeting and voting in person.

     The Company will bear the expense of preparing, printing, and mailing the proxy solicitation material and the form of proxy. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward material to beneficial owners of stock held of record by them and the Company will reimburse such persons for their reasonable expenses in doing so. In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, telefax, telegram or in person.

     If the proxy in the accompanying form is properly executed and not revoked, the shares represented by the proxy will be voted in accordance with the instructions thereon. If no instructions are given regarding the matters to be acted upon, the shares represented by the proxy will be voted: (i) for the election of the directors nominated herein; and (ii) to give discretionary authority to the proxy holders to vote on any business that may properly come before the meeting or any adjournment thereof.


     RETURNING A BLANK EXECUTED PROXY WILL BE DEEMED A VOTE IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN.


                                  VOTING RIGHTS

     Only holders of record of outstanding shares of Common Stock of the Company at the close of business on May 28, 2003 are entitled to one vote for each share held on all matters coming before the Annual Meeting. There were 20,250,000 shares of Common Stock outstanding and entitled to vote on May 28, 2003. The Company's Articles of Incorporation prohibit cumulative voting with respect to directors.



                                METHOD OF VOTING

     To be elected, each director must receive the affirmative vote of the holders of plurality of the issued and outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting. Abstentions will have no effect on the election. Non-votes (as defined below) will also have no effect on the election. A "non-vote" occurs when a nominee holding shares for a beneficial owner has voted on certain matters at the Annual Meeting pursuant to discretionary authority or instructions from the beneficial owner but may not have received instructions or exercised discretionary voting power with respect to other matters.

                 SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL
                                  STOCKHOLDERS



     The following table sets forth certain information as of May 28, 2003 with regard to the beneficial ownership of the Common Stock by (i) each person known to the Company to be the beneficial owner of 5% or more of its outstanding Common Stock, (ii) by the officers, directors and nominees for director of the Company individually and (iii) by the officers and directors as a group. Unless otherwise indicated, the address of the persons listed below are in care of King Power International Group Co., Ltd.


Name                           Number of Shares Beneficially Owned    Percentage
----                           -----------------------------------    ----------

Vichai Raksriaksorn (1)                   6,386,500 (1)                  31.54%
Viratana Suntaranond (2)                  3,013,500 (2)                  14.88%
Aimon Raksriaksorn (3)                    3,625,000 (3)                  17.90%
Suwan Panyapas                                -0-                          -0-
Dharmnoon Prachuabmoh                         -0-                          -0-
Chulchit Bunkaketu (4)                      100,000 (4)                   0.49%
Preeyaporn Thavornun                          -0-                          -0-
Niphon Raksriaksorn (5)                   1,037,883 (5)                   5.13%
Sombat Dechapanichkul                        10,000                       0.05%

All current directors and executive
Officers as a group (eight persons)      12,496,500 (6)                  61.71%


(1) This excludes 3,000,000 shares owned by his wife, Aimon Raksriaksorn, as well as 1,037,883 shares owned by his nephew, Niphon Raksriaksorn, as their separate properties. Mr. Raksriaksorn disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares. However, this includes (a) 13,500 shares held by Capitalux Co., Ltd., with respect to which Mr. Raksriaksorn and Mr. Viratana Suntaranond have voting and investment power over by virtue of their shareholding and directorship in such company; and (b) 625,000 shares held by V&A Holding Co., Ltd., with respect to which Mr. Raksriaksorn and his wife, Aimon Raksriaksorn, have voting and investment power over by virtue of their shareholding and directorship in such company.

(2) This excludes 1,000,000 shares owned by his wife, Umaratana Suntaranond, as her separate property, as well as 200,000 shares in the aggregate owned by his four children, as their separate properties. Mr. Suntaranond disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares. However, this includes 13,500 shares held by Capitalux Co., Ltd., with respect to which Mr. Vichai Raksriaksorn and Mr. Viratana Suntaranond have voting and investment power over by virtue of their shareholding and directorship in such company.

(3) This excludes 5,748,000 shares owned by her husband, Vichai Raksriaksorn, 1,037,883 shares owned by his nephew, Niphon Raksriaksorn, as well as 5,000 shares owned by her mother, Auemporn Boonkhundha, as their separate properties. Ms. Raksriaksorn disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares. However, this includes 625,000 shares held by V&A Holding Co., Ltd., with respect to which Ms. Raksriaksorn and her husband, Vichai Raksriaksorn, have voting and investment power over by virtue of their shareholding and directorship in such company.

(4) Mr. Bunyaketu's business address at Thai Oil Company Limited is 123 Sun Tower Building B, 12th Floor, Vipavadee Rangsit Road, Ladyao, Jatujuk, Bangkok 10900, Thailand.

(5) This excludes 5,748,000 shares owned by his uncle, Vichai Raksriaksorn, as his separate property. Mr. Niphon Raksriaksorn disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares.

Mr. Niphon Raksriaksorn has been employed at King Power since 1996, when he joined as a Project Coordinator. He was promoted to Executive Secretary, Management's Office, in 1997, and to Manager - CEO's Office, in 1999, a position he currently holds.

(6) This includes the 13,500 shares held by Capitalux Co., Ltd. and 625,000 shares held by V&A Holding Co., Ltd., but excludes such number of shares from the shareholdings of Vichai Raksriaksorn, Viratana Suntaranond, and Aimon Raksriaksorn to avoid counting such numbers of shares more than once. This does not include the 1,037,883 shares held by Niphon Raksriaksorn, as Mr. Niphon Raksriaksorn is not a director or executive officer of the Company.


                       PROPOSAL ONE: ELECTION OF DIRECTORS


     The Board of  Directors  of the Company has  nominated  seven (7)  persons:
Vichai Raksriaksorn, Viratana Suntaranond, Aimon Raksriaksorn, Suwan Panyapas, Dharmnoon Prachuabmoh , Chulchit Bunyaketu, and Preeyaporn Thavornun for election to the Board of Directors, each to serve a term of one year until the next Annual Meeting of Stockholders or until his successor is elected and qualified. Each of the nominees is currently serving as a director.

     For information regarding the background and business experience of each nominee, see "DIRECTORS AND EXECUTIVE OFFICERS" below. The shares represented by proxies will be voted as specified by each stockholder. If a stockholder does not specify his or her choice in writing, the shares will be voted in favor of the election of the nominees listed except that, in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such other person as the Board of Directors may recommend.

     The Board of Directors unanimously recommends that the stockholders of the Company vote FOR all of the nominees for director.

                        DIRECTORS AND EXECUTIVE OFFICERS


     The following sets forth certain information regarding the background and business experience (limited to positions held during the last five years) of the Company's Directors and nominees for Director (each of whom, except Chulchit Bunyaketu, and Preeyaporn Thavornun has served since June 1997) and the Company's executive officers:

Name                                Age        Position
----                                ---        --------

Vichai Raksriaksorn                 44         Group Chairman, Chief Executive
                                               Officer and Director

Viratana Suntaranond                61         Chief Financial Officer,
                                               Secretary, Treasurer and Director

Aimon Raksriaksorn                  45         Group Deputy Managing Director
                                               and Director

Suwan Panyapas                      58         Group Senior Advisor and Director

Dharmnoon Prachuabmoh               68         Independent Director

Chulchit Bunyaketu                  59         Independent Director

Preeyaporn Thavornun                50         Independent Director


Vichai Raksriaksorn
1999-Present      Acting  Group  Managing  Director of King Power  International
                  Group Co., Ltd.
1997-Present      Group  Chairman, Chief  Executive Officer and Director of King
                  Power International Group Co., Ltd.
                  Managing Director of King Power Duty Free Co., Ltd.
                  Chairman of King Power On Board Sales & Services Co., Ltd.
1994-Present      Chairman of King Power International Co., Ltd.
1993-Present      Chairman of King Power Tax Free Co., Ltd.
1991-Present      Chairman of Lengle TAT Phnom Penh Duty Free Co., Ltd.
1989-1999         Managing Director of Downtown D.F.S. (Thailand) Co., Ltd.


Viratana Suntaranond
1997-Present      Chief Financial Officer,  Secretary and Director of King Power
                  International Group Co., Ltd.
                  Co-Managing Director of King Power Duty Free Co., Ltd.

1996-Present      Director of King Power International Co., Ltd.
1994-1997         Director of Big Hand Co., Ltd.
1993-Present      Managing Director of King Power Tax Free Co., Ltd.
1992-Present      President of U.M.P. Commercial Co., Ltd.
1985-Present      President of Niji (Thailand) Co., Ltd.
1984-Present      Managing Director of Thai-Tai International Trading Co., Ltd.


Aimon Raksriaksorn
1998-2002         Executive  Director  of King  Power On Board  Sales & Services
                  Co., Ltd.
1997-Present      Group  Deputy  Managing  Director  and  Director of King Power
                  International Group Co., Ltd.
                  Director of King Power International Group (Thailand) Co., Ltd
                  Director of King Power Duty Free Co., Ltd.
                  Executive Director of King Power International Co., Ltd.
1994-2002         Managing Director of Thai Nishikawa International Co., Ltd.


Suwan Panyapas
2002-Present      Executive Director of King Power International Co., Ltd.
                  Executive  Director  of King  Power On Board  Sales & Services
                  Co., Ltd.
2001-Present      Director of Infotel Communication (Thailand)  Co., Ltd.
                  Executive Director of Lengle (Thailand) Co., Ltd.
                  Executive  Director of Lengle TAT (Phnom  Penh) Duty Free Co.,
                  Ltd.
2000-Present      Director of V.R.J. International Co., Ltd.
1997-Present      Director and Group Senior Advisor of King Power  International
                  Group Co., Ltd.
1996-2000         Senator of Thai National Assembly
1991-Present      Advisor to TAT Duty Free Co., Ltd.
1989-Present      Advisor to Downtown D.F.S. (Thailand) Co., Ltd.
1989-1991         Managing Director of TAT Duty Free Co., Ltd.

     Some Special Positions Held:
o        Member  of  Committee  Training  Successful   Candidates  appointed  to
         Juvenile Court.
o        Member of  Sub-Committee on the Development of Judicial and Ministerial
         System.
o        Member of Committee/Secretary on Selection Test for Judicial Officer
o        Senior Judge of Thonburi Court
o        Chief Judge of Udon Thanee District Court
o        Chief Judge attached to the Ministry of Justice

Dharmnoon Prachuabmoh
1997-Present      Director of King Power International Group Co., Ltd.
                  Life Member of Pacific Asia Travel Association (PATA)
1995-1996         Member of the Thai Parliament, House of Representatives
                  Advisor to Deputy Minister of Ministry of  Communications  and
                  Transport  Vice  Chairman  of  Tourism   Committee  (House  of
                  Representatives)
1988-1995         President of Thailand  Incentive  and  Convention  Association
                  (TICA)
1988-1989         President of Pacific Asia Travel Association
1986-1994         Governor of Tourism Authority of Thailand (TAT)


Chulchit Bunyaketu
2001-Present      Director of King Power International Group Co., Ltd.
2000              Director of Total Access Communication Co., Ltd.
1998-Present      Managing Director of Thai Oil Company Limited
                  Director of Thai Lube Blending Co., Ltd.
1998-2002         Director of the Petroleum Authority of Thailand
1998              Managing Director, Thaioil Power Company Limited
1997              Advisor to Board  Director  of  Broadcasting  Director  Board,
                  Royal Thai Army Radio & Television
1996              Director of the Population & Community Development Association
                  Director of Thai Army Television Channel 5 & 7
                  Chairman of Thai Paraxylene Company Limited
                  Director of Thaioil Power Company Limited
                  Director of Independent Power (Thailand) Company Limited
1994              Deputy Managing Director of Thai Oil Company Limited
1993              Director of Thai Lube Base Public Company Limited
1992              Director of Bangkok Mass Transit System Corp. Ltd.


Preeyaporn Thavornun
2001-Present      Director of King Power International Group Co., Ltd.
1997-Present      Direct Distributor of Amway (Thailand) Co., Ltd.
1985-1997         Vice President of Provident Fund Management Department at Asia
                  Credit Ltd.
1975-1985         Accounting Manager at Cathay Trust Finance and Securities Co.,
                  Ltd.


Directors of the Company hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. Vichai Raksriaksorn and Aimon Raksriaksorn are husband and wife. None of the other directors or executive officers are related. Executive officers are elected by the Company's Board of Directors to hold office until their respective successors are elected and qualified.

The Company's bylaws provide that directors may be paid their expenses, if any. Directors were not paid an annual retainer but they were each paid approximately $6,731 - $11,002 per annum to attend meetings of the Board of Directors, Board of Executive Officers, and Audit Committees held in 2002.

                      Committees of the Board of Directors

The Board of Directors has two committees: the Audit Committee and Compensation Committee.

Audit Committee

The primary responsibilities of the Audit Committee, as more fully set forth in the Audit Committee Charter attached hereto as Exhibit A, include: (i) evaluating, and appointing the engagement of the Company's independent auditors;
(ii) reviewing the results of their audit findings; (iii) reviewing the Company's periodic reports filed with the Securities and Exchange Commission; and (iv) monitoring on a periodic basis the internal controls of the Company. During Fiscal 2002, the Audit Committee had been, and is currently, comprised of Dharmnoon Prachuabmoh, Chulchit Bunyaketu, and Preeyaporn Thavornun with Mr. Prachuabmoh being the Chairman. The Audit Committee held four (4) meetings in Fiscal 2002.

Each Audit Committee member is an independent member of the Board of Directors as defined in Section 121(A) of the American Stock Exchange Listing Standards, Policies and Requirements. As an independent director of the Board of Directors of the Company, each Audit Committee Member is not an officer or employee of the Company or its subsidiaries or does not have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director.

Audit Committee Report

The Audit Committee of the Board of Directors of King Power International Group Co., Ltd. (the Committee) is composed of three directors and operates under a written charter adopted by the Board of Directors. The members of the Committee are Dharmnoon Prachuabmoh (Chair), Chulchit Bunyaketu, and Preeyaporn Thavornun. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Corporation's independent auditors.

Management is responsible for the Corporation's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Corporation's independent auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors that firm's independence.

Based upon the Committee's discussion with management and the independent auditors and the Committee's review of the representation of management and the report of the independent auditors to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

Audit Fees

The aggregate fees billed for professional services rendered by Smith, Gray, Boyer & Daniell, PLLC, the Company's independent auditors for fiscal 2002, for the audit of the Company's financial statements for the year ended December 31, 2002, and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002, were $65,000.

The aggregate fees billed for professional services rendered by Smith, Gray, Boyer & Daniell, PLLC, the Company's independent auditors for fiscal 2001, for the audit of the Company's financial statements for the year ended December 30, 2001, and the reviews of the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, June 30, 2002 and September 30, 2002, were $65,000.

Financial information systems design and implementation fees

No information technology or other consulting services were rendered to the Company by Smith, Gray, Boyer & Daniell, PLLC during the year ended December 31, 2002.

All other fees

The aggregate fees billed for all non-audit services, representing fees for tax-related services rendered by Smith, Gray, Boyer & Daniell, PLLC during the year ended December 31, 2002, were $1,500.

Dharmnoon Prachuabmoh (Chair)
Chulchit Bunyaketu
Preeyaporn Thavornun

Compensation Committee

The Compensation Committee is composed of Vichai Raksriaksorn, Suwan Panyapas, and Dharmnoon Prachuabmoh with Mr. Raksriaksorn being the Chairman. The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors concerning all forms of compensation paid to the Company's executive officers.

There was no meeting of the Compensation Committee during 2002.

There were 8 meeting of the Board of Directors during 2002.


                            COMMON STOCK PERFORMANCE

     The stock performance graph presented on the following page compares performance of the common stock of the Company to the Standard and Poors 500 Index (a broad market index) and a peer group index.

                                 OBJECT OMITTED

----------------------------------------------------------------------------------------------------------------
Total Return Analysis
                              31/12/1997   31/12/1998    31/12/1999    31/12/2000    31/12/2001    31/12/2002
----------------------------------------------------------------------------------------------------------------
King Power Intl. Group         $ 100.00     $ 114.16      $  48.40      $  34.25      $  65.75      $ 123.29
----------------------------------------------------------------------------------------------------------------
S&P 500 Specialty Stores       $ 100.00     $  78.31      $  55.96      $  46.69      $  74.55      $  67.86
----------------------------------------------------------------------------------------------------------------
S&P 500 Index                  $ 100.00     $ 127.91      $ 154.78      $ 140.68      $ 126.67      $  99.82
----------------------------------------------------------------------------------------------------------------
Source:  CTA Public  Relations  www.ctapr.com  (303) 665-4200.  Data from BRIDGE
Information Systems, Inc.


                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth certain information about the cash and non-cash compensation paid by the Company to its Executive
Officers for the fiscal year ended  December 31, 1998,  1999,  2000,  2001,  and
2002.

Summary Compensation Table
----------------- -------------------------------------------- -------------------------------------- ----------------
                                                                             Long Term
                                                                           Compensation
                              Annual Compensation                         Awards Payouts
----------------- -------------------------------------------- -------------------------------------- ----------------
      (a)          (b)       (c)       (d)          (e)            (f)          (g)         (h)             (i)
----------------- ------- ---------- -------- ---------------- ------------- ---------- ------------- ----------------
    Name and       Year    Salary     Bonus      (*) Other       Restricted
   Principal                                      Annual           Stock      Option /      LTIP         All Other
    Position                                   Compensation        Awards       SARs       Payouts      Compensation
----------------- ------- ---------- -------- ---------------- ------------- ---------- ------------- ----------------
Vichai             2002    724,150      -         *10,166           -            -           -               -
Raksriaksorn       2001    304,724      -           9,328           -            -           -               -
Group              2000     74,554      -           7,256           -            -           -               -
Chairman &                                                          -            -           -               -
CEO                                                                 -            -           -               -

----------------- ------- ---------- -------- ---------------- ------------- ---------- ------------- ----------------
Viratana           2002    376,000      -         *10,862           -            -           -               -
Suntaranond        2001    283,228      -           8,923           -            -           -               -
Group              2000     59,643      -           6,262           -            -           -               -
Executive                                                           -            -           -               -
Director &                                                          -            -           -               -
CFO
----------------- ------- ---------- -------- ---------------- ------------- ---------- ------------- ----------------
Aimon              2002    181,037      -         * 9,609           -            -           -               -
Raksriaksorn       2001    111,588      -          8,743            -            -           -               -
Group Deputy       2000     59,643      -          5,517            -            -           -               -
Managing                                                            -            -           -               -
Director                                                            -            -           -               -

----------------- ------- ---------- -------- ---------------- ------------- ---------- ------------- ----------------
Suwan              2002    97,482       -         *11,002           -            -           -               -
Panyapas           2001    54,077       -          9,374            -            -           -               -
Group Senior
Advisor
----------------- ------- ---------- -------- ---------------- ------------- ---------- ------------- ----------------


* Vichai Raksriaksorn, Viratana Suntaranond, Aimon Raksriaksorn, and Suwan Panyapas received meeting compensation for the Board of Directors' Meeting and the Board of Executive Officers' Meeting.


The Company has no employment agreements with any of its executive officers or directors. The Company also has no option plans and/or pension plans agreements with any of its executive officers or directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following companies, which are owned or controlled by one or more of the directors of the Company, had transactions with the Company during the 2002 fiscal year and are likely to have similar transactions with the Company in the future. Certain advances to affiliates have been advanced by those entities to individuals who are officers, directors and shareholders of the Company. Subsequent to December 31, 2001, Vichai Raksriaksorn and Viratana Suntaranond personally guaranteed all amounts receivable by the Company. All transactions were on terms and conditions and at prices substantially similar to those that these companies would have negotiated with unrelated third parties for the same goods and services.


Thai Nishikawa International Co., Ltd.

Ms. Aimon Raksriaksorn was a Director and Executive Officer of this company until August 1st, 2002 when she resigned, whose main business is a manufacturer of costume jewelry for exporting. During 2002, the Company bought products from this company worth US$580,950 with outstanding balance owed to this company of US$135,402.


Lengle (Thailand) Co., Ltd.

Mr. Suwan Panyapas is the Director, Executive Officer, and Stockholder of this company. Along with Mr. Vichai Raksiaksorn, Mr. Viratana Suntaranond, and Ms. Aimon Raksriaksorn, they are also stockholders of this company, whose main business was the Central Buying Office for local merchandise sold to KPT. Other than the existing loan outstanding owed to KPG's subsidiary, the Company currently has no business activities. This company has been dormant since the end of 1997. In 2002, the Company earned interest income from the loan outstanding with this company for the amount of US$16,719 with total loan outstanding of US$925,584.


Niji (Thailand) Co., Ltd.

Mr. Viratana Suntaranond is the Director and Shareholder of this company, whose main business is the manufacture of ballpoint and plastic-tip pens under the brand name "Niji". Since 1998, when other suppliers raised the cost of shopping bags to an unacceptable level, KPG's subsidiaries purchased shopping bags from Niji at a much lower price than offered generally in the market. During 2002, the Company bought products from this company worth US$680,785 with outstanding balance owed to this company of US$172,669.


Forty Seven Co., Ltd.

Mr. Vichai Raksriaksorn and Mr. Viratana Suntaranond are the shareholders of this company, whose main business is to act as the holding company for an Airport duty free operation in Hong Kong. This company's operations are currently being liquidated and it is in the process of recovering the owners' investment in this business. In 2002, the Company earned interest income from the loan outstanding with this company for the amount of US$48,361 with total loan outstanding of US$3,023,270.

Top (China) Group Co., Ltd.

Mr. Vichai Raksriaksorn and Mr. Viratana Suntaranond are the shareholders of this company, whose main business is acting as the holding company for a souvenir shop operation in Mainland China. The business of this company was transferred to the Forest Ministry of the People's Republic of China in 1998. In 2002, the Company earned interest income from the loan outstanding with this company for the amount of US$4,642 with total loan outstanding of US$245,156.


King Power International Co., Ltd.

Mr. Vichai Raksriaksorn, Mr. Viratana Suntaranond, and Ms. Aimon Raksriaksorn are Directors and shareholders of this company. Mr. Raksriaksorn resigned from Directorship on May 13th 2002 and was replaced by Mr. Suwan Panyapas. Mr. Raksriaksorn still serves as Chairman of this company, whose main business is the operation of a duty free store in downtown Bangkok where merchandise is sold to international travelers. Furthermore, this company also provides bonded warehousing services and advertising billboard at Bangkok International Airport. During 2002, the Company bought and sold products from/to this company worth US$20,012,453 and $1,008,636, respectively, charged management fee to this company of US$449,796, incurred expenses from this company including; advertising fee of US$1,063,314, handling fee of US$922,779, asset purchased of US$2,625, warehousing cost of US$168,783 and earned interest income from the loan outstanding for the amount of US$735,544 with outstanding balance owed to this company of US$645,839 and total loan outstanding this company owed to the Company of US$7,677,049.


Downtown D.F.S. (Thailand) Co., Ltd.

Mr. Vichai Raksriaksorn is the shareholders of this company. The main business of this company is the operation of a duty free store in downtown Bangkok. During the year 1998, this company has transferred its operation to King Power International Co., Ltd. (KPI) and is in the process of settling proceeds from sales of this business with KPI. In 2002, the Company earned interest income from the loan outstanding with this company for the amount of US$44,573 with total loan outstanding of US$5,075,133.

King Power on Board Sale and Services Co., Ltd.

Mr. Vichai Raksriaksorn and Ms. Aimon Raksriaksorn were the Directors of this company, until May 13th, 2002 when they both resigned and were replaced by Mr. Suwan Panyapas. Mr. & Ms. Raksiraksorn and Mr. Viratana Suntaranond are the shareholders of this company. The main business of this company was the operation of duty free sales on board the airplanes under contract with Thai Airways International Public Co., Ltd. In April 2002, the company's license expired and it ceased operations. During 2002, the Company bought products and asset from/to this company worth US$1,480,686 and $28,785, respectively, and sold to this company worth US$6,747 and earned interest income from the loan outstanding for the amount of US$225,150 with total loan outstanding this company owed to the Company of US$3,691,148.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


Section 16(a) of the Securities Exchange Act of 1934 and the disclosure requirements of Item 405 of Regulation S-K require the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the review of the copies of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that during the 2002 fiscal year all Section 16(a) filing requirements applicable to its greater than 10% beneficial owners, directors and officers were complied with in a timely fashion.


                                 ANNUAL REPORTS


The Annual Report to Stockholders for the fiscal year that ended December 31, 2002, including financial statements, is being furnished with this Proxy Statement to stockholders of record as of May 28, 2003. The Company will provide without charge, at the written request of any stockholder of record, a copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission, except exhibits thereto. The Annual Report does not form any part of the material for solicitation of proxies.

                              STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal for consideration at the Company's next Annual Meeting of Stockholders and wishes to have the proposal included in the Company's proxy statement for that meeting must submit the proposal to the Secretary of the Company no later than February 1, 2004. All such proposals must be in compliance with the applicable regulations of the Securities and Exchange Commission.



                       By Order of the Board of Directors,


                         Viratana Suntaranond, Secretary
                                  May 28, 2003

                                                                       EXHIBIT A

                             Audit Committee Charter

The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of King Power International Group Co., Ltd. ("the Company") will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of applicable law and the American Stock Exchange (AMEX). The members of the Committee will be appointed at the meeting of the full Board and will be listed in the annual report to shareholders. Each member of the Committee shall continue as a member of thereof until his or her successor is appointed by the Board or until his or her earlier death, resignation, removal or cessation as a member of the Board. One of the members of the Committee will be elected Committee Chair by the Board. All Committee members must be financially literate.

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); and (ii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit, the independent auditors, financial management and the Board. The Committee should have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

The Committee shall be solely responsible for (a) the appointment, compensation, oversight (including resolution of disagreements between management and the independent auditors regarding financial reporting) and termination of the Company's independent auditors, who shall report directly to the Committee, and
(b) the approval of all services to be provided to the Company by such independent auditors, including the pre-approval of (i) all auditing services, including the scope of the annual audit, and (ii) any significant non-audit services to be performed for the Company by the independent auditors, subject to the requirements of applicable law. The Committee may delegate the authority to grant such pre-approvals to one or more Committee members designated by the Committee, provided that any matters so pre-approved shall be presented to the full Committee at its next regular meeting.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer, independent auditors and internal audit at least once each year and at other times when considered appropriate.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent auditors and internal audit be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable AMEX Audit Committee Requirement.

2. Review with the Company's management, internal audit and independent auditors the Company's accounting and financial reporting controls. Obtain annually in writing from the independent auditors their letter as to the adequacy of such controls.

3. Review with the Company's management, internal audit and independent auditors significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent auditors their judgements about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope of internal audit's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

5. Review the scope and general extent of the independent auditors' annual audit. The Committee's review should include an explanation from the independent auditors of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent auditors should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent auditors.

6. Inquire as to the independence of the independent auditors and obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company as contemplated by independence Standards Board Standard No. 1 independence Discussions with Audit Committees.

7. Have a predetermined arrangement with the independent auditors that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Form 10-Q. Also receive a written confirmation provided by the independent auditors at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

8. At the completion of the annual audit, review with management, internal audit and the independent auditors the following:

     -    The annual  financial  statements and related  footnotes and financial
          information  to  be  included  in  the  Company's   annual  report  to
          shareholders and on Form 10-K.

     - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

     - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent auditors during their audit, including access to all requested records, data and information. Inquire of the independent auditors whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

     - Other communications as required to be communicated by the independent auditors by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent auditors concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

          If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

9. After preparation by management and review by internal audit and independent auditors, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

10. Discuss with the independent auditors the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

11. Meet with management, internal audit and the independent auditors to discuss any relevant significant recommendations that the independent auditors may have, particularly those characterized as `material' or `serious'. Typically, such recommendations will be presented by the independent auditors in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent auditors and receive follow-up reports on action taken concerning the aforementioned recommendations.

12. The Committee shall, no less than annually, evaluate the qualifications, performance and independence of the independent auditors, including the lead partner, taking into account the opinions of management and the internal auditors. The Committee shall present its conclusions to the Board.

13. Review the appointment and replacement of the senior internal audit executive.

14. Review with management, internal audit and the independent auditors the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

15. Generally as part of the review of the annual financial statement, receive an oral report(s), at least annually from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

16. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the AMEX, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

17. Establish procedures for the (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

18. Establish clear policies for the Company's hiring of employees or former employees of its independent auditors in accordance with the applicable law and the rules of the AMEX.

                    KING POWER INTERNATIONAL GROUP CO., LTD.
               27TH FLOOR, SIAM TOWER, 989 RAMA I ROAD, PATUMWAN,
                             BANGKOK 10330 THAILAND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Vichai Raksriaksorn and Viratana Suntaranond and each of them as proxies with power of substitution to vote all shares of King Power International Group Co., Ltd. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders on July 2, 2003, to be held in the conference room on the 27th floor at the Company's offices in Siam Tower, at 989 Rama I Road, Patumwan, Bangkok, Thailand beginning at 2:00 p.m., or at any adjournment thereof, with all the powers the undersigned would have if personally present as specified, respecting the following matters described in the accompanying Proxy Statement and, in their discretion, on other matters which may come before the meeting.

     1. To elect seven (7) directors to hold office until the next annual election of directors by stockholders or until their respective successors have been duly elected and qualified.

         A. [ ] FOR the nominees listed below
         B. [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
         C. [ ] FOR ALL NOMINEES EXCEPT:

Instructions: To withhold authority to vote for any individual(s), choose C and write in the name of the nominee(s) on this line__________________________. Nominees are Vichai Raksriaksorn, Viratana Suntaranond, Aimon Raksriaksorn, Suwan Panyapas, Dharmnoon Prachuabmoh, Chulchit Bunyaketu, and Preeyaporn Thavornun.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

     This proxy will be voted in accordance with the stockholder's specifications. Unless directed to the contrary, this proxy will be voted FOR Items 1 and 2. A majority (or if only one, then that one) of the proxies or substitutes acting at the meeting may exercise the powers conferred herein. Receipt of accompanying Notice of Meeting and Proxy Statement is hereby acknowledged.

                                                    ____________________________
                                                             (signature)

                            Date:_________, 2003    ____________________________
                                                             (signature)


                                                    ____________________________
                                                     Please print your name(s)

(Please sign your name(s) as fully and exactly as listed. When signing in a fiduciary or representative capacity, please give full title as such. When there is more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by a duly authorized officer.)

PLEASE MARK, SIGN, DATE AND MAIL IN THE ENVELOPE PROVIDED.